UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________

Date of Report (date of earliest event reported):     October 20, 2009

AWARE, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (781) 276-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 20, 2009, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter ended September 30, 2009.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report.  The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description
99.1	Press release issued by Aware, Inc. on October 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: October 20, 2009	By:	/s/ Michael A. Tzannes
Michael A. Tzannes
Chairman and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Aware, Inc. on October 20, 2009.